                                                                   EXHIBIT 10.48



                              September 9, 1996


Craig R. Smith, M.D.
6 Blenmont Court
Phoenix, Maryland 21131

Dear Craig:

         Reference is made to your employment letter agreement with the Company effective July 14, 1993 (the "Employment Agreement"). At the August 20, 1996 meeting of the Company's Board of Directors, the Board resolved, effective August 20, 1996, to extend from six months to thirty-six months the period under your Employment Agreement for which you are entitled to severance (in the form of a continuation of your then-current base salary) in the event either
(i) your employment with the Company is terminated other than for "cause" (as defined in the Employment Agreement) or (ii) you terminate your employment with the Company for "good reason" (as defined in the Employment Agreement). All other terms of your Employment Agreement remain unchanged.

         To evidence your agreement to the foregoing, please sign and date this letter agreement as specified below.


                                       Very truly yours,

                                       GUILFORD PHARMACEUTICALS INC.



                                       By: /s/ Andrew R. Jordan
                                          -------------------------------------
                                       Name: Andrew R. Jordan
                                       Title: Vice President and Chief
                                              Financial Officer

AGREED AND ACCEPTED:




 /s/ Craig R. Smith, M.D
------------------------------
Craig R. Smith, M.D.
Date: 9/12/96
     -------------------------

                              September 9, 1996


Andrew R. Jordan
100 Thicket Road
Baltimore, Maryland 21212

Dear Andy:

         Reference is made to your employment letter agreement with the Company effective September 7, 1993 (the "Employment Agreement"). At the August 20, 1996 meeting of the Company's Board of Directors, the Board resolved, effective August 20, 1996, to extend from six months to twelve months the period under your Employment Agreement for which you are entitled to severance (in the form of a continuation of your then-current base salary) in the event your employment with the Company is terminated other than for cause. All other terms of your Employment Agreement remain unchanged.

         To evidence your agreement to the foregoing, please sign and date this letter agreement as specified below.


                                       Very truly yours,

                                       GUILFORD PHARMACEUTICALS INC.



                                       By: /s/ Craig R. Smith, M.D.
                                          -------------------------------------
                                       Name: Craig R. Smith, M.D.
                                       Title: President and Chief Executive
                                              Officer

AGREED AND ACCEPTED:




 /s/ Andrew R. Jordan
--------------------------
Andrew R. Jordan
Date: 9/9/96
     ---------------------

                              September 9, 1996


John P. Brennan
26 Montview Court
Cockeysville, Maryland  21030

Dear Jack:

         Reference is made to your employment letter agreement with the Company effective January 17, 1994 (the "Employment Agreement"). At the August 20, 1996 meeting of the Company's Board of Directors, the Board resolved, effective August 20, 1996, to extend from six months to twelve months the period under your Employment Agreement for which you are entitled to severance (in the form of a continuation of your then-current base salary) in the event your employment with the Company is terminated other than for cause. All other terms of your Employment Agreement remain unchanged.

         To evidence your agreement to the foregoing, please sign and date this letter agreement as specified below.



                                    Very truly yours,

                                    GUILFORD PHARMACEUTICALS INC.



                                    By: /s/ Craig R. Smith, M.D.
                                       -----------------------------------------
                                    Name: Craig R. Smith, M.D.
                                    Title: President and Chief Executive Officer

AGREED AND ACCEPTED:




 /s/ John P. Brennan
------------------------------
John P. Brennan
Date: 9/9/96
     -------------------------

                              September 9, 1996


Ross S. Laderman
11241 Minstrel Tune Drive
Germantown, Maryland 20876

Dear Ross:

         Reference is made to your employment letter agreement with the Company effective January 14, 1994 (the "Employment Agreement"). At the August 20, 1996 meeting of the Company's Board of Directors, the Board resolved, effective August 20, 1996, to extend from six months to twelve months the period under your Employment Agreement for which you are entitled to severance (in the form of a continuation of your then-current base salary) in the event your employment with the Company is terminated other than for cause. All other terms of your Employment Agreement remain unchanged.

         To evidence your agreement to the foregoing, please sign and date this letter agreement as specified below.



                                  Very truly yours,

                                  GUILFORD PHARMACEUTICALS INC.



                                  By: /s/ Craig R. Smith, M.D.
                                     ------------------------------------------
                                  Name: Craig R. Smith, M.D.
                                  Title: President and Chief Executive Officer

AGREED AND ACCEPTED:




 /s/ Ross S. Laderman
---------------------------------
Ross S. Laderman
Date: 9/12/96
     ----------------------------

                              September 9, 1996


Earl W. Henry, M.D.
14008 Fox Run Court
Phoenix, Maryland 21131

Dear Earl:

         Reference is made to your employment letter agreement with the Company effective October 13, 1994 (the "Employment Agreement"). At the August 20, 1996 meeting of the Company's Board of Directors, the Board resolved, effective August 20, 1996, to extend from six months to twelve months the period under your Employment Agreement for which you are entitled to severance (in the form of a continuation of your then-current base salary) in the event your employment with the Company is terminated other than for cause. All other terms of your Employment Agreement remain unchanged.

         To evidence your agreement to the foregoing, please sign and date this letter agreement as specified below.



                                   Very truly yours,

                                   GUILFORD PHARMACEUTICALS INC.



                                   By: /s/ Craig R. Smith, M.D.
                                      -----------------------------------------
                                   Name: Craig R. Smith, M.D.
                                   Title: President and Chief Executive Officer

AGREED AND ACCEPTED:





 /s/ Earl Webb Henry, M.D.
--------------------------------
Earl Webb Henry, M.D.
Date: 9/10/96
     ---------------------------

                              September 9, 1996


Peter D. Suzdak, Ph.D.
1204 Meadowlark Drive
Towson, Maryland 21286

Dear Peter:

         Reference is made to your employment letter agreement with the Company effective December 21, 1994 (the "Employment Agreement"). At the August 20, 1996 meeting of the Company's Board of Directors, the Board resolved, effective August 20, 1996, to extend from six months to twelve months the period under your Employment Agreement for which you are entitled to severance (in the form of a continuation of your then-current base salary) in the event your employment with the Company is terminated other than for cause. All other terms of your Employment Agreement remain unchanged.

         To evidence your agreement to the foregoing, please sign and date this letter agreement as specified below.


                                   Very truly yours,

                                   GUILFORD PHARMACEUTICALS INC.




                                   By: /s/ Craig R. Smith, M.D.
                                      -----------------------------------------
                                   Name: Craig R. Smith, M.D.
                                   Title: President and Chief Executive Officer

AGREED AND ACCEPTED:





 /s/ Peter D. Suzdak, Ph.D.
-------------------------------
Peter D. Suzdak, Ph.D.
Date: 9/9/96
     --------------------------

                              September 9, 1996


Nicholas Landekic
8102 Elmberry Court, #1218
Pasadena, Maryland 21122

Dear Nick:

         Reference is made to your employment letter agreement with the Company effective February 6, 1995 (the "Employment Agreement"). At the August 20, 1996 meeting of the Company's Board of Directors, the Board resolved, effective August 20, 1996, to extend from nine months to twelve months the period under your Employment Agreement for which you are entitled to severance (in the form of a continuation of your then-current base salary) in the event your employment with the Company is terminated other than for cause. All other terms of your Employment Agreement remain unchanged.

         To evidence your agreement to the foregoing, please sign and date this letter agreement as specified below.


                                  Very truly yours,

                                  GUILFORD PHARMACEUTICALS INC.




                                  By: /s/ Craig R. Smith, M.D.
                                     ------------------------------------------
                                  Name: Craig R. Smith, M.D.
                                  Title: President and Chief Executive Officer

AGREED AND ACCEPTED:





 /s/ Nicholas Landekic
------------------------------
Nicholas Landekic
Date: 9/9/96
     -------------------------

                              September 9, 1996


Thomas C. Seoh
9316 Ravenridge Road
Baltimore, Maryland 21234

Dear Thomas:

         Reference is made to your employment letter agreement with the Company effective February 18, 1995 (the "Employment Agreement"). At the August 20, 1996 meeting of the Company's Board of Directors, the Board resolved, effective August 20, 1996, to extend from nine months to twelve months the period under your Employment Agreement for which you are entitled to severance (in the form of a continuation of your then-current base salary) in the event your employment with the Company is terminated other than for cause. All other terms of your Employment Agreement remain unchanged.

         To evidence your agreement to the foregoing, please sign and date this letter agreement as specified below.



                                  Very truly yours,

                                  GUILFORD PHARMACEUTICALS INC.



                                  By: /s/ Craig R. Smith, M.D.
                                     ------------------------------------------
                                  Name: Craig R. Smith, M.D.
                                  Title: President and Chief Executive Officer

AGREED AND ACCEPTED:





 /s/ Thomas C. Seoh
-----------------------------
Thomas C. Seoh
Date: 9/9/96
     ------------------------